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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               Cash Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                               CASH SYSTEMS, INC.



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                  JUNE 23, 2004



         The Annual Meeting of Stockholders of Cash Systems, Inc. will be held at Legends Golf Club, 8670 Credit River Boulevard, Prior Lake, Minnesota, 55372, on Thursday, June 23, 2004, at 9:00 a.m. (Central Daylight Time), for the following purposes:

         1. To elect four (4) directors of the Company for the ensuing year.

         2. To ratify the appointment of independent certified public accountants for the year ending December 31, 2004.

         3. To take action upon any other business that may properly come before the meeting or any postponement or adjournment thereof.

         Only stockholders of record shown on the books of the Company at the close of business on May 21, 2004 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share of common stock on all matters to be voted on at the annual meeting.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please promptly submit your proxy as soon as possible. Your cooperation in promptly signing and returning the proxy will help avoid further solicitation expense to the Company.

         This notice, the Proxy Statement and the enclosed proxy are sent to you by order of the Board of Directors.



                                             Christopher D. Larson,
                                             Secretary

Dated:   May 27, 2004
         Burnsville, Minnesota



           YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY SUBMIT YOUR PROXY.

                               CASH SYSTEMS, INC.

                                PROXY STATEMENT
                                      For
                         Annual Meeting of Stockholders
                                   To Be Held
                                 June 23, 2004

GENERAL INFORMATION

         This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of Cash Systems, Inc., a Delaware corporation (the "Company"), to holders of the Company's common stock in connection with a solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on June 23, 2004, and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. The Company expects that this Proxy Statement and the accompanying materials will first be mailed to stockholders on or about May 27, 2004.

         If your shares of common stock are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the internet or telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the internet or telephone. If your bank or brokerage firm is participating in ADP's program, your proxy will provide instructions. If your voting form does not refer to internet or telephone information, please complete and return the paper proxy card in the postage paid envelope provided.

         Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later-dated proxy via the Internet or via telephone (if proxy contains instructions for voting via the Internet or telephone) or by mail, by delivering written notice of the revocation of the proxy to the Company's Secretary prior to the annual meeting, or by attending and voting at the annual meeting. Attendance at the annual meeting, in and of itself, will not constitute a revocation of a proxy. The shares represented by a proxy will be voted in accordance with the shareholder's directions if the proxy is duly submitted and not validly revoked prior to the annual meeting. If no directions are specified on a duly submitted proxy, the shares will be voted, in accordance with the recommendations of the Board of Directors, FOR the election of the directors nominated by the Board of Directors, FOR the ratification of the Company's independent public accountant for fiscal 2004, and in accordance with the discretion of the persons appointed as proxies on any other matters properly brought before the annual meeting and any all postponements or adjournments thereof.

         If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         The cost of soliciting proxies, including preparing, assembling and mailing the proxies and soliciting material, will be borne by the Company. The Company will also request brokerage firms, banks, nominees, custodians and other fiduciaries to forward proxy materials to the beneficial owners of shares of common stock as of the record date, and will provide for reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by the Internet, telephone or facsimile.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed May 21, 2004 as the record date for determining stockholders entitled to vote at the annual meeting. Persons who were not stockholders on such date will not be allowed to vote at the annual meeting. At the close of business on May 21, 2004, 15,425,408 shares of the Company's common stock were issued and outstanding. Such common stock is the only outstanding class of stock of the Company. Each share of common stock is entitled to one vote on each matter to be voted upon at the annual meeting. Holders of the common stock are not entitled to cumulative voting rights.

                             PRINCIPAL STOCKHOLDERS

         The following table provides information concerning the only person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding common stock as of May 21, 2004:

                                          NUMBER OF SHARES
         NAME AND ADDRESS               BENEFICIALLY OWNED(1)      PERCENTAGE OF CLASS (1)
   -------------------------------    ------------------------   --------------------------
   Kristen Potts (2)                         6,786,684                      42.6%
   1360 Opal Valley
   Henderson, NV 89052

------------------
(1) The beneficial ownership information is determined in accordance with Rule 13d-3 under the Securities Exchange Act, as required for purposes of this Proxy Statement. Accordingly, it includes shares of common stock that are issuable upon the exercise of stock options exercisable within 60 days of May 21, 2004. Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes. Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power with respect to identified shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of May 21, 2004, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by the group in which such individual is included.

(2) Includes 496,000 shares issuable upon currently exercisable options held by Craig Potts, our President and Chief Executive Officer and spouse of Kristen Potts. Mr. Potts is also deemed to beneficially own the shares.

                            MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of the Company's common stock beneficially owned as of May 21, 2004, by each executive officer of the Company named in the Summary Compensation Table, by each director and director nominee for reelection and by all directors and executive officers (including the named individuals) as a group:

                                          NUMBER OF SHARES
         NAME AND ADDRESS               BENEFICIALLY OWNED(1)      PERCENTAGE OF CLASS
   -------------------------------    ------------------------   -----------------------

   Craig Potts (2)                            6,786,684                     42.6%

   Christopher Larson (3)                       748,500                      4.7%

   Gordon T. Graves(4)                          175,000                      1.1%

   Patrick R. Cruzen(5)                          15,000                       *

   All Directors and Executive                7,725,184                     47.7%
    Officers as a group (four
    persons)

-------------------------
   *    Less than 1%.
  (1)   See footnote 1 in the preceding table.
  (2) Includes 6,290,684 shares owned by Kristen Potts, who is the spouse of Craig Potts, our President and one of our directors, and 496,000 shares issuable upon currently exercisable options held by Mr. Potts.
  (3) Includes 246,000 shares issuable under currently exercisable options held by Mr. Larson.

     (4) Includes 160,000 shares held by Graves Properties, Ltd., of which Mr. Graves is the General Partner having sole voting and dispositive power over the shares, and 15,000 shares issuable under currently exercisable options held by Mr. Graves.

     (5) Represents 15,000 shares issuable under currently exercisable options held by Mr. Cruzen.

                              ELECTION OF DIRECTORS
                                 (PROPOSALS #1)

         The Bylaws of the Company provide that the number of directors shall be determined by resolution of the board of directors at a regular or special meeting or by the stockholders at each annual meeting. The Board of Directors, by resolution, has fixed the number of directors at four (4) for the ensuing year. The Board of Directors recommends that four (4) directors be elected at the annual meeting to serve until the next annual meeting or until their successors are duly elected and qualified.

         In the election of directors, each proxy will be voted for each of the nominees listed below unless the proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year or until his successor is duly elected and qualified. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence. The election of each nominee requires the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

         The following table provides certain information with respect to the nominees for director.

         Name                               Age                  Positions Held
         ----                               ---                  --------------
         Craig K. Potts                     32                   Chief Executive Officer, President and Director
         Christopher D. Larson              32                   Chief Financial Officer and Director
         Patrick R. Cruzen(1)(2)            57                   Director
         Gordon T. Graves(1)                67                   Director

-------------------------
     (1) Member of the Audit Committee.
     (2) Audit Committee financial expert.

         CRAIG K. POTTS has been the Company's Chief Executive Officer and President and a Director since he founded the Company in May 1997. Prior to that time, from approximately 1994, he held various other positions in the Cash Access Services industry.

         CHRISTOPHER D. LARSON has served as our Chief Financial Officer and Director since October 2001 when he joined the Company in connection with its purchase of Cash Systems Minnesota's stock. Prior to that, from June 1999, Mr. Larson served as Chief Financial Officer and Director of Cash Systems Minnesota. Prior to June 1999, from May 1996, he was an accountant for a Minneapolis firm which specialized in providing tax and accounting services to automotive retail clients. Mr. Larson is a certified public accountant.

         PATRICK R. CRUZEN joined the Company as a director in March 2004. Since 1997, Mr. Cruzen has served as Chief Executive Officer of Cruzen & Associates, which offers a wide range of gaming industry-related services. From 1994 to 1996, he was President and Chief Operating Officer of Grand Casinos, Inc. From 1990 to 1994, Mr. Cruzen served as Senior Vice President of Finance and Administration of MGM Grand, Inc. Mr. Cruzen is also a director of PDS Gaming Corporation and Canterbury Park Holding Corp.

         GORDON T. GRAVES joined the Company as a director in March 2004. From September 1994 to February 2003, Mr. Graves served as President of Multimedia Games Inc. (Nasdaq: MGAM), a gaming equipment supplier, and was its Chairman of the Board until December 2003. Since 1993, Mr. Graves has also been the President of Graves Management, Inc., a management consulting and investment company. Graves previously served as the President and Chief Executive Officer of Arrowsmith Technologies, Inc., and earlier worked at KDT Industries, Inc., a high-tech manufacturing and services company and an affiliate of Arrowsmith, where he served as Vice President of Corporate Development and later President. Earlier in his career, Mr. Graves was the Chairman of the Board of Directors of Gamma International Ltd. (currently American Gaming and Entertainment, Ltd.), a company he co-founded.


         THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL # 1.

                              CORPORATE GOVERNANCE

OVERVIEW

         The Company's business affairs are conducted under the direction of the Board of Directors in accordance with the General Corporation Law of Delaware and our Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors. The corporate governance practices that we have implemented to date are summarized below.

         Shares of our common stock were listed for trading on the American Stock Market effective January 6, 2004. Prior to that time, our securities were eligible for trading on the Nasdaq's OTCBB. In connection with the listing of our common stock on the American Stock Exchange, the Company became subject to that market's listing standards, including some affecting its corporate governance standards. As a "small business issuer" within the rules adopted under Securities Exchange Act of 1934, the Company is not required to comply with the same standards as other issuers and, except for certain exceptions, is not required to comply with the standards until July 31, 2005.

         The Board of Directors is fully committed to the effective and ethical management of the Company, and believes that sound corporate governance practices and policies provide an important framework to assist it in fulfilling its fiduciary responsibilities to its stockholders. The Board intends to continue strengthening its corporate governance framework in the manner contemplated by the standards of the American Stock Exchange, including the formation of a nominating committee and compensation committee composed of independent directors. Until such time as the Company is fully compliant with these standards, management believes that the Company's existing corporate governance framework and practices foster efficient, cost-effective management and provide sufficient assurance that management remains faithful to managing the Company to maximize stakeholder value.

INDEPENDENCE

         The Board has determined that at least 50% of its members are "independent" as defined by the listing standards of the American Stock Exchange. Our independent directors are Patrick R. Cruzen and Gordon T. Graves.

CODE OF CONDUCT

         The Board has approved a Code of Conduct that applies to the President and Chief Executive Officer, the Chief Financial Officer, the Chief Accounting Officer or Controller and all other persons performing similar functions. The Code of Conduct addresses such topics as ethical conduct, proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of public disclosures. The Code of Conduct is included as Exhibit 14 to the Company's Annual Report on Form 10-K for the period ended December 31, 2003.

COMMUNICATIONS WITH THE BOARD

         Stockholders may communicate directly with the Board of Directors. All communications regarding general matters should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the complete Board of Directors or for outside directors only. If no such designation is made, the communication will be forwarded to the entire Board. Shareholder communications to the Board should be sent to:

             Corporate Secretary                                    Corporate Secretary
             Attention:  Board of Directors                         Attention: Independent Directors
             Cash Systems, Inc.                                     Cash Systems, Inc.
             3201 W. County Road 42, Suite 106       OR             3201 W. County Road 42, Suite 106
             Burnsville, MN 55306                                   Burnsville, MN 55306

COMMITTEE OF THE BOARD

         Our Board of Directors has one standing committee, the Audit Committee. Prior to July 31, 2005, we also intend to form a nominating committee and a compensation committee in a manner consistent with the requirements of the American Stock Exchange for "small business issuers."

         AUDIT COMMITTEE. The Board formed the Audit Committee in March 2004, which is comprised of Patrick R. Cruzen and Gordon T. Graves. The Board has determined that Mr. Cruzen is an "audit committee financial expert" as defined by Item 401(e) of Regulation S-B under the Securities Act of 1933. The Company acknowledges that the designation of Mr. Cruzen as the audit committee financial expert does not impose on Mr. Cruzen any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Cruzen as a member of the audit committee and the Board of Directors in the absence of such designation or identification. The Audit Committee reviews the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee's Report is included on page 7.

MEETING ATTENDANCE

         BOARD AND COMMITTEE MEETINGS. During fiscal 2003, the Board held 2 meetings. Each director serving in 2003 attended all of the meetings of the Board. In addition, the Board took action 6 times by unanimous written action.

         ANNUAL MEETING OF STOCKHOLDERS. Directors are encouraged to attend our annual meetings of stockholders; however, there is no formal policy regarding attendance at annual meetings. Each of our directors serving at the time of the Company's 2003 annual meeting of stockholders attended the annual meeting.

SHAREHOLDER NOMINATIONS FOR DIRECTOR CANDIDATES

         The Board will consider candidates for nomination as a director recommended by stockholders, directors, third party search firms and other sources. In evaluating director nominees, the Board considers the following factors and qualifications, among others:

         o the appropriate size and the diversity of the Company's Board of Directors;

         o the needs of the Board with respect to the particular talents and experience of its directors;

         o the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

         o        familiarity with domestic and international business matters;

         o        age and legal and regulatory requirements;

         o        experience with accounting rules and practices;

         o appreciation of the relationship of the Company's business to the changing needs of society; and

         o the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

         The Board will consider the attributes of the candidates and the needs of the board, and will review all candidates in the same manner. The Board believes that candidates for directors should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 18 years of age, having familiarity with the Company's business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than three Boards of public companies. The Board may modify these minimum qualifications from time to time.

         A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Chairman of the Board at the following address.

                           Cash Systems, Inc.
                           Attn:  Independent Directors
                           3201 W. County Road 42, Suite 106
                           Burnsville, MN 55306

         Notice of a recommendation must include name, address and telephone number of the shareholder and the class and number of shares such shareholder owns. With respect to the nominee, the shareholder should include the nominee's name, age, business address, residence address, current principal occupation, five year employment history with employer names and a description of the employer's business, the number of shares beneficially owned by the nominee, whether such nominee can read and understand basic financial statements, and Board membership, if any.

         The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

DIRECTOR COMPENSATION

         Directors who are not employees of the Company are compensated at the annual rate of $10,000, paid in equal quarterly installments. On March 1, 2004, we granted each director options to purchase 115,000 shares of common stock at $5.55 per share, 100% of the common stock's fair market value as of the date of grant. With respect to each such grant, options to purchase 15,000 of such shares are immediately exercisable and options to purchase the remaining 100,000 shares vest ratably over four years.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors is composed of two directors and acts under a written charter adopted and approved by the Board of Directors, which charter is attached hereto as Appendix A. The Audit Committee will periodically review the Audit Committee Charter in light of new developments and may make additional recommendations to the Board of Directors for further revision of the Audit Committee Charter to reflect evolving best practices and changes in applicable laws and regulations.

         Management has the primary responsibility for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting processes, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditor Virchow, Krause & Company, LLP, is responsible for performing an independent audit of our Company's financial statements in accordance with generally accepted auditing standards and to issue its report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee:

         o reviewed and discussed with management the audited financial statements for the year ended December 31, 2003;

         o reviewed with the independent auditor, who is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters that are required to be discussed with the Audit Committee under generally accepted auditing standards and by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended; and

         o received from the independent auditor the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditor the auditor's independence from management and Cash Systems, Inc, including a consideration of the compatibility of non-audit services with their independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission.

                                        AUDIT COMMITTEE
                                          Patrick R. Cruzen
                                          Gordon T. Graves

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and the only other executive officer who received total salary and bonus in excess of $100,000 for 2003:


                                                 ANNUAL COMPENSATION            LONG-TERM COMPENSATION
                                        ------------------------------------    ----------------------
         NAME AND             FISCAL     SALARY    BONUS     OTHER ANNUAL        SECURITIES UNDERLYING      ALL OTHER
    PRINCIPAL POSITION         YEAR       ($)       ($)      COMPENSATION               OPTIONS           COMPENSATION
---------------------------- ---------- --------- -------- -----------------     ---------------------  ---------------
Craig Potts CEO/President    12/31/01     85,000    --            --                      100,000              --
                             12/31/02    278,423    --            --                            0              --
                             12/31/03    310,000    --            --                      481,000              --

Christopher Larson           12/31/01     96,000    --            --                       25,000              --
CFO                          12/31/02     96,000    --            --                            0              --
                             12/31/03    105,200    --            --                      306,000              --

OPTION/SAR GRANTS DURING 2003 FISCAL YEAR

         The following table provides information regarding stock options granted during fiscal 2003 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

                                           NUMBER OF         % OF TOTAL
                                          SECURITIES        OPTIONS/SARS
                                          UNDERLYING         GRANTED TO
                                         OPTIONS/SARS       EMPLOYEES IN     EXERCISE OR BASE
                    NAME                  GRANTED (#)       FISCAL YEAR        PRICE ($/SH)    EXPIRATION DATE
        ---------------------------     --------------    ---------------    ----------------  ---------------
        Craig Potts                       281,000(1)           28.3%              $1.83           01/30/08
                                          200,000(2)           20.1%              $4.40           11/03/08

        Christopher Larson                106,000(1)           10.7%              $1.83           01/30/13
                                          200,000(2)           20.1%              $4.00           11/03/13

-------------------------
        (1) Options granted on January 30, 2003, which options were immediately exercisable.
        (2) Options granted on November 3, 2003, which options become exercisable to the extent of 50% on each of January 31, 2004 and 2005.

                OPTION/SAR EXERCISES DURING 2003 FISCAL YEAR AND
                       FISCAL YEAR END OPTION/SAR VALUES

         No options were exercised by the named executive officers during 2003. The following table provides information related to options exercised by the named executive officers during the 2003 fiscal year and the number and value of options held at fiscal year end:

                                              NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED                   IN-THE-MONEY
                                               OPTIONS AT YEAR END               OPTIONS AT YEAR END(1)
                                               -------------------               ----------------------
                    NAME                  EXERCISABLE      UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
        ------------------------------    -----------      -------------      -----------     -------------
        Craig Potts                         381,000           200,000          $2,079,540        $554,000

        Christopher Larson                  131,000           200,000           $ 714,040        $634,000

-------------------------
(1) Value is calculated on the basis of the difference between the option exercise price and $7.17, the closing price on December 31, 2003, as then quoted on the OTC Bulletin Board.

                              CERTAIN TRANSACTIONS

         Except as indicated below, during the calendar year ended December 31, 2003, there were no material transactions, series of similar transactions, currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which any director or executive officer, or any security holder who is known to us to own of record or beneficially more than five percent of our common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

         We had unsecured notes payable, due on demand, with our stockholders for costs incurred in the start-up of our Company. The outstanding balance of these notes at December 31, 2003 and 2002, was $0 and $101,646, respectively, with an interest expense of $2,014 and $9,769, respectively and no accrued interest.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                  (PROPOSAL #2)

GENERAL

         The Board of Directors recommends that the stockholders ratify the appointment of Virchow, Krause & Company, LLP as independent certified public accountants for Cash Systems for the year ending December 31, 2004. Virchow, Krause & Company has served as independent certified public accountants for us since 2001. Virchow, Krause & Company provided services in connection with the audit of our financial statements for the year ended December 31, 2003, assistance with our Annual Report submitted to the Securities and Exchange Commission on Form 10-K and filed with the Securities and Exchange Commission, and consultation on matters relating to accounting and financial reporting. Representatives of Virchow, Krause & Company are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL # 2.

                     FEES OF INDEPENDENT PUBLIC ACCOUNTANTS

         The following table presents the aggregate fees billed for professional services rendered by Virchow, Krause & Company for the fiscal years ended December 31, 2003 and 2002. All services rendered by Virchow, Krause & Company were permissible under applicable laws and regulations.

         Pursuant to its written charter, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Company's independent accountant in order to assure that the provision of such services does not impair the accountant's independence. Unless a particular service has received general pre-approval by the Audit Committee, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee. This duty may be delegated to one or more designated members of our Audit Committee with any such approval reported to our Audit Committee at its next regularly scheduled meeting. The Audit Committee retains the right to periodically revise the nature of pre-approved services.

         As part of the Company's annual engagement agreement with its independent accountant, the Audit Committee has pre-approved the following audit services to be provided by the independent accountant: statutory and financial audits for the Company, audit services associated with SEC registration statements, periodic reports and other documents filed with the SEC, production of other documents issued by the independent accountant in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters. The Audit Committee also pre-approved U.S. federal, state, and local tax compliance services.

                                AGGREGATE AMOUNT
                                    BILLED BY
                                 VIRCHOW KRAUSE

SERVICES RENDERED                                   2003          2002
-----------------                                   ----          ----
Audit Fees (1)                                   $43,970       $54,745
Audit-Related Fees (2)                            29,810             -
Tax Fees (3)                                       6,235         6,768
All Other Fees                                         -             -
                                                 -------       -------
Total                                            $80,015       $61,513
                                                 -------       -------

-------------------------
(1) These fees consisted of the annual audit of our financial statements for the applicable fiscal year, and the reviews of our financial statements included in our Form 10-Q's for the first, second and third quarters of the applicable year.
(2) These fees related to the performance of certain due diligence procedures in connection with the Company's evaluation of an entity for acquisition.
(3)  These fees related to corporate tax compliance and consulting services.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2003 all Section 16(a) filing requirements applicable to Insiders were complied with, except that Mr. Potts reported an option grant and a sale of stock on Forms 4 that were not timely filed and Mr. Larson reported an option grant on a Form 4 that was not timely filed.

                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2005 annual meeting must be received by the Company at its offices by November 29, 2004 to be considered for inclusion in the Company's proxy statement and related proxy for the 2005 annual meeting.

         Also, if a shareholder proposal intended to be presented at the 2005 annual meeting but not included in the Company's proxy materials is received by the Company after April 12, 2005, then management named in the Company's proxy form for the 2005 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting without including information about the proposal in the Company's proxy materials.

                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. The Company will furnish to any shareholder, upon written request, any exhibit described in the list accompanying the Form 10-KSB upon payment, in advance, of reasonable fees related to the Company's furnishing such exhibit(s). Any such request should include a representation that the shareholder was the beneficial owner of shares of the Company's common stock on May 21, 2004, the record date for the annual meeting, and should be directed to Mr. Jason Bohn, General Counsel, at the Company's principal address. No portion of the Form 10-KSB is incorporated herein or is to be considered proxy soliciting material.


 Dated:  May 27, 2004
         Burnsville, Minnesota

                               CASH SYSTEMS, INC.

                                      PROXY
                   FOR ANNUAL MEETING TO BE HELD JUNE 23, 2004


The undersigned hereby appoints Craig K. Potts and Christopher D. Larson, and each of them, with full power of substitution, as his or her Proxies to represent and vote, as designated below, all shares of Common Stock of Cash Systems, Inc. registered in the name of the undersigned at the 2004 Annual Meeting of Stockholders of the Company to be held at 9:00 a.m. on Thursday, June 17, 2004 at Legends Gold Club, 8670 Credit River Boulevard, Prior Lake, MN, 55372, and at any adjournment or postponement thereof. The undersigned hereby revokes all proxies previously granted with respect to such Annual Meeting.

       The Board of Directors recommends that you vote "FOR" each proposal
       -------------------------------------------------------------------


1.   Elect four Directors. Nominees:   Craig K. Potts          Patrick R. Cruzen
                                       Christopher D. Larson
                                       Gordon T. Graves


     / /  FOR all nominees listed above      / /  WITHHOLD AUTHORITY to vote
          (except those whose names have          for all nominees listed above.
          been written on the line below)

          _______________________________

2. Ratify the appointment of Virchow, Krause & Company, LLP as independent certified accountants for the Company for the year ending December 31, 2004.

       / /       FOR              / /       AGAINST            / /      ABSTAIN


3. Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date:  ________________, 2004

                                              __________________________________

                                              __________________________________

                                              PLEASE DATE AND SIGN ABOVE exactly
                                              as name appears on your stock
                                              certificate, indicating, where
                                              proper, official position or
                                              representative capacity. For stock
                                              held in joint tenancy, each joint
                                              owner should sign.